UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

TAKEDOWN ENTERTAINMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	26-2801338
State or jurisdiction of	(I.R.S. Employer
incorporation or organization	Identification No.)

9107 Wilshire Blvd, Suite 450, Beverly Hills, CA	90210
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which
to be so registered	each class is to be registered
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box     [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box     [X]

Securities Act registration statement file number to which this form relates: (if applicable)     333-153510

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001 par value
(Title of Class)

Item 1.	Description of Registrant's Securities to be Registered.

The description of the registrant's securities contained in the Registrant's Registration Statement on Form S-1 as amended, filed with the commission under File No. 333-153510 incorporated by reference into this registration statement.

Item 2.	Exhibits.

The following exhibits are filed as a part of this registration statement:

Exhibit	Description
Number

3.1	Articles of Incorporation (1)

3.3	Certificate of Amendment (2)

3.3	Bylaws (1)

4.1	Sample Stock Certificate (1)

(1)	Included as exhibits to our Registration Statement on Form S-1 filed with the SEC on September 3, 2008

(2)	Included as an exhibit to our Form 8-K filed with the SEC on July 1, 2010

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

TAKEDOWN ENTERTAINMENT INC.

Date: April 6, 2011

/s/ Peter E. Wudy
Peter E. Wudy
President and Director